Certain Transactions	6 Months Ended
Jun. 30, 2026
Certain Transactions [Abstract]
Certain Transactions
Note 3. Certain Transactions
MakerBot and Ultimaker transaction ("Ultimaker")
On August 31, 2022, Stratasys completed the merger of MakerBot (previously, a wholly-owned subsidiary) with Ultimaker, which together formed a new entity under the name Ultimaker.
The Company accounts for its investment in the combined company Ultimaker according to the equity method in accordance with ASC Topic 323, as it has retained the ability to exercise significant influence but does not control the new entity. The Company recognized an equity method investment in a total amount of $105.6 million comprised of the assumed fair value of the MakerBot shares and additional amount invested in cash by the Company, representing a share of 46.5% in the new entity.
During 2025, Ultimaker continued to encounter difficulties in its business as a result of tighter competition and global market conditions resulting in revenue decline compared with prior expectations. In addition, the Company's management concluded that the decline in Ultimaker's revenues is expected to continue in 2026. The Company considered such events as indicators of potential impairment and accordingly performed an impairment analysis for the Company's investment in Ultimaker. Based on valuations performed, the fair value of the investment was estimated below its carrying amount in each year and such reduction in fair value was determined to be other than temporary.
Accordingly, the Company recorded an impairment charge in an amount of $33.9 million for the twelve-month period ended December 31, 2025, which was recorded in share in losses of associated companies and impairment charges in the Consolidated Statements of Operations and Comprehensive Loss.
As of June 30, 2026 and December 31, 2025 the Company's equity investment in Ultimaker was valued at $0 million, which represents the Company's investment in Ultimaker, net of the Company's share in Ultimaker's net losses, including impairments in the carrying value of the investment. The Company recorded no share of losses from Ultimaker during the six-month period ended June 30, 2026, compared to approximately $4.0 million for the six months ended June 30, 2025.
Other long-term investments
In addition to the investment in Ultimaker, other investments included under long-term investments consist of investments in marketable securities, and non-marketable equity securities and convertible notes of several companies without readily determinable fair value in which the Company does not have a controlling interest or significant influence. The Company invested in non-marketable equity securities and convertible notes of several companies in a total amount of $14.1 million during the six months ended June 30, 2026 and $22.9 million during 2025.
Prospective Acquisition of MarkForged
On May 26, 2026, Stratasys entered into a definitive agreement to acquire Markforged, Inc. (“Markforged”), a leading provider of end-to-end Fused Filament Fabrication (FFF) solutions and a wholly owned indirect subsidiary of Nano Dimension Ltd. (“Nano Dimension”), in an all-cash transaction valued at $42.5 million, subject to customary adjustments.
Under the terms of the agreement, Stratasys will acquire all issued and outstanding shares of Markforged. Nano Dimension will retain Markforged’s Metal Binder Jetting product line.
The acquisition is subject to the receipt of regulatory approvals and the satisfaction of other customary closing conditions. The transaction is currently expected to be completed in the second half of 2026.
Stratasys expects to account for the acquisition using the acquisition method (business combination accounting), involving a purchase price allocation to the fair-valued assets and liabilities of Markforged being acquired by it, with any excess cash consideration paid above the total net fair value of those identifiable assets and liabilities to be recognized as goodwill on Stratasys' consolidated balance sheet.